FSF Financial Corp.     Contact:     Donald A. Glas, Chief Executive Officer
                                     George B. Loban, President
                                     Richard H. Burgart, Chief Financial Officer
                                     (320) 234-4500

                                     For Immediate Release
                                     July 21, 2003

          FSF Financial Corp. Announces Third Quarter Operating Results
          -------------------------------------------------------------

        Hutchinson, Minnesota (NASDAQ - "FFHH") --FSF Financial Corp., whose direct subsidiaries include First Federal Bank and Insurance Planners, announced operating results for the quarter ended June 30, 2003.

        For the third quarter ended June 30, 2003, net income rose $200,000 to $1,626,000, or $0.68 in diluted earnings per share, from $1,426,000 for the same period in 2002, or $0.61 in diluted earnings per share. For the nine-month period ended June 30, 2003, net income increased to $4.9 million from $4.3 million one year ago. Additionally, total assets increased to $543.4 million at June 30, 2003, an increase of $11.3 million from September 30, 2002.

         Non-interest income increased $741,000 for the third quarter of fiscal 2003, an increase of 36% over third quarter 2002. The gain on sale of construction loans increased from $390,000 for the third quarter last year to $987,000 for the same period this year, an increase of 153%. During the same period the gain on sale of loans for the purchase or refinance of a residence decreased from $497,000 last year to $282,000 this year. Non-interest income was 58.8% of non-interest expense for the first nine months and 60.8% for the quarter ended June 30, 2003.

          Donald A. Glas, Co-Chairman and Chief Executive Officer stated, "We are very pleased with the continued levels of profitability which have allowed us to increase basic earnings per share from $1.99 for the first nine months of last year to $2.21 for the same period this year and to increase fully-diluted earnings per share from $1.89 for the first nine months of last year to $2.09 for the same period this year. Residential construction lending continues to help us mitigate interest rate decreases and margin compression. We believe that our positioning within this specialized segment of the market provides us with a sustainable non-interest income source."

        FSF Financial Corp., a financial services company, has four affiliated companies. First Federal Bank (the "Bank") is a federally chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has thirteen offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights (2), Litchfield, Saint Cloud, Waconia, Waite Park and Winthrop, Minnesota. The Federal Deposit Insurance Corporation federally insures the Bank's deposits. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Homeowners Mortgage Corporation originates residential mortgage loans from offices in Vadnais Heights and Hastings, Minnesota. Firstate Investments provide non-insured financial products in three locations. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency with two locations. FSF Financial Corp.'s common stock is traded on the Nasdaq National Market under the symbol "FFHH".


This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                           At          At
                                                                        June 30,  September 30,
                                                                          2003        2002
                                                                      ----------  -----------
                                                                 (in thousands, except share data)
                                    ASSETS
Cash and cash equivalents                                             $  53,799    $  14,615
Securities available for sale, at fair value
     Equity securities                                                   12,059       12,046
     Mortgage-backed and related securities                              37,073       29,196
     Debt securities                                                     12,863            -
Securities held to maturity, at amortized cost:
     Debt securities (fair value of $13,150)                                  -       12,447
     Mortgage-backed and related securities (fair value of $20,724)           -       20,679
Restricted stock                                                          5,925        5,925
Loans held for sale                                                      33,261       29,242
Loans receivable, net                                                   362,752      382,690
Foreclosed real estate                                                    1,095          122
Accrued interest receivable                                               3,893        4,436
Premises and equipment                                                    6,348        6,005
Other assets                                                              9,418        9,690
Goodwill                                                                  3,883        3,883
Identifiable intangibles                                                  1,056        1,184
                                                                      ---------    ---------
          Total assets                                                $ 543,425    $ 532,160
                                                                      =========    =========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Demand deposits                                                  $  67,669    $  62,687
     Savings accounts                                                    88,181       89,037
     Certificates of deposit                                            238,224      230,200
                                                                      ---------    ---------
          Total deposits                                                394,074      381,924

     Federal Home Loan Bank borrowings                                   93,000       98,000
     Advances from borrowers for taxes and insurance                        202          352
     Other liabilities                                                    5,814        6,003
                                                                      ---------    ---------
          Total liabilities                                             493,090      486,279
                                                                      ---------    ---------

Stockholders' equity:
     Serial preferred stock, no par value 5,000,000 shares
       authorized, no shares issued                                           -            -
     Common stock, $.10 par value 10,000,000 shares authorized,
       4,501,277 and 4,501,277 shares issued                                450          450
     Additional paid in capital                                          43,531       43,101
     Retained earnings, substantially restricted                         38,171       35,214
     Treasury stock at cost (2,171,590 and 2,197,763 shares)            (31,586)     (31,621)
     Unearned ESOP shares at cost (13,546 and 54,891 shares)               (135)        (549)
     Unearned MSP stock grants at cost (42,164 and 42,164 shares)          (448)        (448)
     Accumulated other comprehensive income (loss)                          352         (266)
                                                                      ---------    ---------
          Total stockholders' equity                                     50,335       45,881
                                                                      ---------    ---------
          Total liabilities and stockholders' equity                  $ 543,425    $ 532,160
                                                                      =========    =========

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)


                                                                             At              At
                                                                          June 30,      September 30,
         Other Financial Condition Data:                                    2003            2002
                                                                            ------            ------
             Tangible Net Worth                                            $45,396          $40,814
              Stockholder's equity to total assets                           9.26%             8.62%
              Book value per share                                         $22.14            $20.79
              Tangible book value per share                                $19.96            $18.50
              Non-performing assets:
                   Non-accrual loans                                       $5,165            $4,837
                   Real estate owned                                       $1,095              $122
                                                                           ------            ------
                        Total non-performing assets                        $6,260            $4,959
                                                                           ======            ======

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                                   Three Months                  Nine Months
                                                                  Ended June 30,                Ended June 30,
                                                              ------------------------     -------------------------
                                                                 2003        2002             2003         2002
                                                              ------------------------     -------------------------
                                                                      (in thousands, except per share data)
Interest income:
     Loans receivable                                             $ 7,399     $ 7,698          $23,304      $23,331
     Mortgage-backed and related securities                           385         641            1,347        1,851
     Investment securities                                            394         338            1,019        1,032
                                                              ------------------------     -------------------------
          Total interest income                                     8,178       8,677           25,670       26,214
Interest expense:
     Deposits                                                       2,293       2,710            7,485        8,820
     Borrowed funds                                                 1,256       1,379            3,818        4,378
                                                              ------------------------     -------------------------
          Total interest expense                                    3,549       4,089           11,303       13,198
                                                              ------------------------     -------------------------
          Net interest income                                       4,629       4,588           14,367       13,016
     Provision for loan losses                                        305         203              786          628
                                                              ------------------------     -------------------------
          Net interest income after provision for loan losses       4,324       4,385           13,581       12,388
                                                              ------------------------     -------------------------
Non-interest income:
     Gain on sale of construction loans, net                          987         390            2,227          992
     Gain on sale of other loans, net                                 282         497            1,474        2,105
     Other service charges and fees                                   461         344            1,275        1,006
     Service charges on deposit accounts                              663         444            1,873        1,297
     Commission income                                                303         281              895          809
     Other                                                            102         101              265          310
                                                              ------------------------     -------------------------
          Total non-interest income                                 2,798       2,057            8,009        6,519
                                                              ------------------------     -------------------------
Non-interest expense:
     Compensation and benefits                                      2,923       2,363            8,500        6,989
     Occupancy and equipment                                          449         374            1,256        1,096
     Deposit insurance premiums                                        16          16               47           45
     Data processing                                                  254         241              744          665
     Professional fees                                                186         157              466          354
     Other                                                            774         972            2,613        2,637
                                                              ------------------------     -------------------------
          Total non-interest expense                                4,602       4,123           13,626       11,786
                                                              ------------------------     -------------------------
          Income before provision for income taxes                  2,520       2,319            7,964        7,121

Income tax expense                                                    894         893            3,022        2,790
                                                              ------------------------     -------------------------

          Net income                                              $ 1,626     $ 1,426          $ 4,942      $ 4,331
                                                              ========================     =========================

Basic earnings per share                                          $  0.72     $  0.65          $  2.21      $  1.99
Diluted earnings per share                                        $  0.68     $  0.61          $  2.09      $  1.89
Cash dividend declared per common share                           $  0.30     $  0.25          $  0.90      $  0.75

Comprehensive income                                              $ 1,644     $ 1,641          $ 5,560      $ 4,349
                                                              ========================     =========================


Weighted average number of shares outstanding                       2,265       2,182            2,241        2,172
Financial ratios (annualized):
     Return on average assets                                        1.19%       1.12%            1.21%        1.14%
     Return on average equity                                       13.09%      13.02%           13.69%       13.39%
     Net interest margin                                             3.59%       3.81%            3.72%        3.60%

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                Three Months Ended June 30,
                                         ---------------------------------------------------------------------------
                                             2003                                  2002
                                         ---------------------------------------------------------------------------
                                                                   Interest                              Interest
                                             Average               Yields &        Average               Yields &
                                             Balance    Interest  Rates (1)        Balance    Interest   Rates (1)
                                         ---------------------------------------------------------------------------
                                                                   (dollars in thousands)
Assets:
     Construction loans                     $ 161,332   $ 3,290       8.16 %      $ 114,737   $ 2,443        8.52 %
     Other loans receivable (2)               237,040     4,109       6.93          268,559     5,255        7.83
     Mortgage-backed securities                39,795       385       3.87           51,522       641        4.98
     Investment securities (3)                 76,927       394       2.05           47,261       338        2.86
                                         -----------------------               -----------------------
          Total interest-earning assets       515,094     8,178       6.35          482,079     8,677        7.20
                                                      ---------------------                 ----------------------
          Other assets                         29,232                                27,108
                                         -------------                         -------------
Total assets                                $ 544,326                             $ 509,187
                                         =============                         =============
Liabilities:
     Interest-bearing deposits              $ 394,890   $ 2,293       2.32 %      $ 361,621   $ 2,710        3.00 %
     Borrowings                                93,000     1,256       5.40           98,000     1,379        5.63
                                         -----------------------               -----------------------
          Total interest-bearing
            liabilities                       487,890     3,549       2.91 %        459,621     4,089        3.56 %
                                                      ---------------------                 ----------------------
     Other liabilities                          6,742                                 5,759
                                         -------------                         -------------
          Total liabilities                   494,632                               465,380
Stockholders' equity                           49,694                                43,807
                                         -------------                         -------------
Total liabilities and stockholders'
   equity                                   $ 544,326                             $ 509,187
                                         =============                         =============

Net interest income                                     $ 4,629                               $ 4,588
Net spread (4)                                                        3.44 %                                 3.64 %
Net margin (5)                                                        3.59 %                                 3.81 %
Ratio of average interest-earning assets
  to average interest-bearing liabilities      1.06X                                 1.05X


1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                   Nine Months Ended June 30,
                                         -------------------------------------------------------------------------------
                                             2003                                    2002
                                         -------------------------------------------------------------------------------
                                                                    Interest                                Interest
                                             Average                Yields &         Average                Yields &
                                             Balance     Interest   Rates (1)        Balance     Interest   Rates (1)
                                         -------------------------------------------------------------------------------
                                                                     (dollars in thousands)
Assets:
     Construction loans                     $ 159,446    $ 9,830        8.22 %      $ 101,409    $ 6,795        8.93 %
     Other loans receivable (2)               249,971     13,474        7.19          278,259     16,536        7.92
     Mortgage-backed securities                43,653      1,347        4.11           51,682      1,851        4.78
     Investment securities (3)                 61,912      1,019        2.19           50,580      1,032        2.72
                                         ------------------------                ------------------------
          Total interest-earning assets       514,982     25,670        6.65          481,930     26,214        7.25
                                                      -----------------------                 -----------------------
          Other assets                         29,426                                  26,571
                                         -------------                           -------------
Total assets                                $ 544,408                               $ 508,501
                                         =============                           =============
Liabilities:
     Interest-bearing deposits              $ 395,368    $ 7,485        2.52 %      $ 358,215    $ 8,820        3.28 %
     Borrowings                                93,934      3,818        5.42          101,839      4,378        5.73
                                         ------------------------                ------------------------
          Total interest-bearing
             liabilities                      489,302     11,303        3.08 %        460,054     13,198        3.83 %
                                                      -----------------------                 -----------------------
     Other liabilities                          6,988                                   5,320
                                         -------------                           -------------
          Total liabilities                   496,290                                 465,374
Stockholders' equity                           48,118                                  43,127
                                         -------------                           -------------

Total liabilities and stockholders'
   equity                                   $ 544,408                               $ 508,501
                                         =============                           =============

Net interest income                                     $ 14,367                                $ 13,016
Net spread (4)                                                          3.57 %                                  3.42 %
Net margin (5)                                                          3.72 %                                  3.60 %
Ratio of average interest-earning assets
  to average interest-bearing liabilities      1.05X                                   1.05X


1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.